LEHMAN BROTHERS INCOME FUNDS(R)
SUPPLEMENT TO THE PROSPECTUS DATED FEBRUARY 28, 2008
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CLASS A, CLASS C, TRUST CLASS AND INSTITUTIONAL CLASS SHARES

LEHMAN BROTHERS STRATEGIC INCOME FUND

IMPORTANT NOTICE

Effective April 1, 2008, Lehman Brothers Asset Management LLC will replace Neuberger Berman, LLC as the sub-adviser to the Fund. There will be no change to the portfolio managers who currently manage the Fund or any of the Fund's investment objectives or policies as a result of this change. Neuberger Berman Management Inc., the Fund's investment adviser, will continue to be responsible for the day-to-day management of the Fund. Lehman Brothers Asset Management LLC will provide research and related services to the Fund at cost. The investment management fee paid by the Fund remains unchanged.

Neuberger Berman Management Inc., Neuberger Berman, LLC and Lehman Brothers Asset Management LLC are wholly owned subsidiaries of Lehman Brothers Holdings Inc.

The address of Lehman Brothers Asset Management LLC is 200 South Wacker Drive, Suite 2100, Chicago, IL 60601.


THE DATE OF THIS SUPPLEMENT IS MARCH 31, 2008.




















LEHMAN BROTHERS ASSET MANAGEMENT